EXHIBIT 10.1
FIRST AMENDMENT TO THE
ARCOSA, INC. 2022 CHANGE IN CONTROL SEVERANCE PLAN

This FIRST AMENDMENT TO THE ARCOSA, INC. 2022 CHANGE IN CONTROL SEVERANCE PLAN (the “Amendment”), effective as of February 26, 2025 (the “Effective Date”), is made and entered into by Arcosa, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Arcosa, Inc. 2022 Change in Control Severance Plan (the “Plan”).

RECITALS

WHEREAS, Section 9.2 of the Plan provides that the Company reserves the right, by action of the Board of Directors of the Company (the “Board”) or Human Resources Committee (the “Committee”) established by the Board, to amend the Plan at any time and from time to time, provided that neither the Board nor the Committee may amend the Plan for a period of two (2) years and one (1) day after the date of a Change in Control in a manner that is detrimental to the rights of any Participant without the Participant’s written consent; and

WHEREAS, the Company desires to amend the Plan to revise the definition of Severance Multiple with respect to all Participants who are not the CEO, CFO, or a Group President of the Company.

NOW, THEREFORE, in accordance with Section 9.2 of the Plan, the Company hereby amends the Plan as follows:

1. Effective as of the Effective Date, Section 2.29 of the Plan is hereby amended by deleting clause (d) in its entirety and substituting in lieu thereof the following new clause (d):

(d) for all other Participants, other than as described in the immediately preceding clause (a), (b), or (c), one point five (1.5) or one (1), as determined by the Committee when such Employee is selected to be a Participant in the Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this First Amendment to be duly executed as of the date first written above.

ARCOSA, INC.

By:	/s/ Gail M. Peck
Name:	Gail M. Peck
Title:	Chief Financial Officer